Exhibit 32.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jon W. Gacek, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amendment to the Annual Report of Quantum Corporation on Form 10-K/A for the annual period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such amended Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Quantum Corporation

Date: November 21, 2007

QUANTUM CORPORATION

/s/ JON W. GACEK
Jon W. Gacek Executive Vice President and Chief Financial Officer